UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

OFFICE DEPOT, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange
Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

The following Notice of Internet Availability of Proxy Materials was sent to Office Depot stockholders on or about March 14, 2008.

OFFICE DEPOT, INC.
2200 Old Germantown Road, Delray Beach, FL 33445

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on Wednesday, April 23, 2008

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Dear Stockholder:

     The 2008 Annual Meeting of Stockholders of OFFICE DEPOT, INC. (the “Company”) will be held at the Boca Raton Marriott at Boca Center, 5150 Town Center Circle, Boca Raton, FL 33486, on Wednesday, April 23, 2008, at 8:30 a.m. Eastern Daylight Time.

Proposals to be considered at the Annual Meeting:

(1) to elect twelve (12) members of the Board of Directors for the term described in the Proxy Statement;

(2) To approve the 2008 Office Depot, Inc. Bonus Plan for Executive Management Employees;

(3) to ratify the Company’s Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current year; and

(4) to transact any other business that may properly come before the meeting.

The Board recommends a vote “FOR” Items 1, 2 and 3.

The Board of Directors has fixed the close of business on March 3, 2008 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

     Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. For directions to attend the annual meeting where you may vote in person, please call 561-620-3712.

     If you would like to receive a paper or e-mail copy of these documents, you must request them. Such documents will be mailed to you at no charge. Please make sure you request a copy as instructed below on or before April 9, 2008 to facilitate a timely delivery.

     The following Proxy Materials are available for you to review online at: http://bnymellon.mobular.net/bnymellon/odp the Company’s 2008 Proxy Statement (including all attachments thereto);
      the Proxy Card;
      the Company’s Annual Report for the year ended December 29, 2007 (which is not deemed to be part of the official proxy soliciting materials); and
      any amendments to the foregoing materials that are required to be furnished to stockholders.

     To request a paper copy of the Proxy Materials, please call 1-888-313-0164, or you may request a paper copy by email at shrrelations@bnymellon.com, or by logging onto http://bnymellon.mobular.net/bnymellon/odp.

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for OFFICE DEPOT, INC. are available to review at:
http://bnymellon.mobular.net/bnymellon/odp

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.